U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 24, 2001

Commission File Number: 000-2825

US DATA AUTHORITY, INC.
a Florida corporation

(IRS Employer Identification Number: 65-0693150)

3500 NW Boca Raton Boulevard
Building 811
Boca Raton, Florida 33431

Securities Registered Pursuant to Section 12(g)
of the Securities Exchange Act of 1934:

Common Stock, Par Value $.02 per share

Item 5. Other Events.

On October 23, 2001, the Registrant announced the appointment of Peter D. Kirschner as President and Chief Executive Officer, succeeding Joseph E. Shamy and Robert Beaton, both of whom remain directors of the Registrant. See Press Release attached as Exhibit 1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US DATA AUTHORITY By: /s/ Dominick F. Maggio Dominick F. Maggio Executive Vice President and COO